Exhibit 99.1
Cyxtera Technologies, Inc. Announces Redemption of All Outstanding Warrants
Miami, FL – December 20, 2021 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today announced that the Company will redeem all of its outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated September 9, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) and that remain outstanding at 5:00 p.m. New York City time on January 19, 2022 (as such date may be extended from time to time, the “Redemption Date”) for a redemption price of $0.10 per Public Warrant. In addition, the Company will redeem all of its outstanding warrants to purchase Common Stock that were issued (i) under the Warrant Agreement in a private placement simultaneously with the IPO (the “Sponsor Private Placement Warrants”) and to certain forward purchasers under the Amended and Restated Forward Purchase Agreement, dated September 9, 2020, by and between the Company and certain clients of Starboard Value LP party thereto as “forward purchasers” in a private placement completed on July 29, 2021 (the “Forward Purchase Private Placement Warrants” and, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”; the Private Placement Warrants and the Public Warrants are referred to collectively as the “Warrants”), in each case on the same terms as the outstanding Public Warrants.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants ninety (90) days after the date such Public Warrants are first exercisable and prior to their expiration at a redemption price of $0.10 per Public Warrant if (i) the last sales price of the Common Stock reported has been at least $10.00 per share on the trading day prior to the date on which notice of the redemption is given, (ii) the Private Placement Warrants are concurrently called for redemption at the same price as the outstanding Public Warrants and (iii) (A) there is an effective registration statement covering the issuance of the Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the redemption period, (B) an exemption from registration is available or (C) the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1 of the Warrant Agreement. At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made, at the option of the holders thereof, either (i) in cash, at an exercise price of $11.50 per share of Common Stock or (ii) on a “cashless basis,” in which case the exercising holder will receive 0.265 shares of Common Stock per Warrant. The number of shares of Common Stock issued pursuant to a cashless exercise was determined in accordance with the terms of the make-whole exercise table included in the Warrant Agreement used to determine the fair market value of the Common Stock at the time notice of the redemption is given. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.365 shares of Common Stock per Warrant. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

The shares of Common Stock underlying the Warrants have been registered by the Company under the Securities Act of 1933, as amended, and are covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-258948). The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from the Company’s investor relations website at https://ir.cyxtera.com/overview/default.aspx.

Questions concerning redemption and exercise of the Warrants can be directed to our information agent, D.F. King & Co., Inc., at 48 Wall Street, 22nd Floor, New York, NY 10005, Attention: Geoffrey Weinberg / Michael Horthman, telephone number: (866) 864-7964 (toll-free) or (212) 269-5550 (banks and brokers) or email: CYXT@dfking.com.

No Offer or Solicitation
This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of any of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward looking statements contained in this press release include statements concerning Cyxtera’s intention to redeem all of its outstanding Warrants. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, the effects of the COVID-19 pandemic on Cyxtera’s business or future results, including supply chain disruptions; fluctuations in energy prices; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; inflation; prolonged power outages, shortages or capacity constraints; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; Cyxtera’s fluctuating operating results; Cyxtera's ability to maintain its credit ratings; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; and the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property and equipment, which could result in a significant reduction to its earnings. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the Securities and Exchange Commission from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

About Cyxtera
Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of 61 data centers in 28 markets around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility, and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services. For more information, please visit www.cyxtera.com.

Press Contact:
Xavier Gonzalez
xavier.gonzalez@cyxtera.com
Investor Relations Contact:
Greer Aviv
greer.aviv@cyxtera.com